SECURITIES SUBSCRIPTION AGREEMENT

            This Securities Subscription Agreement (the "Agreement") dated as of May 20, 1998 has been executed by the undersigned (the "Subscriber") in connection with the offer and sale (the "Offering") of (i) an aggregate face amount of $4,000,000 of 5% Convertible Debentures due May 20, 2001 (the "Debentures"), of American Biogenetic Sciences, Inc., a Delaware corporation (the "Company") and (ii) Warrants (as defined below) to be issued by the Company in connection with the issuance of the Debentures. The Debentures are convertible into and the Warrants are exercisable for shares of Class A common stock, par value $.001 per share of the Company (the "Common Stock"). The form of the Debentures, including the terms on which the Debentures may be converted into Common Stock, is attached hereto as Exhibit A. The form of the Warrants, including the terms on which the Warrants may be exercised for Common Stock, is attached hereto as Exhibit B. The solicitation of this Agreement and, if accepted by the Company, the offer and sale of the Debentures and Warrants, are being made in reliance upon the provisions of Regulation D ("Regulation D") promulgated by the Securities and Exchange Commission (the "SEC") under the Securities Act of 1933, as amended (the "Securities Act"). The Debentures and Warrants and the Common Stock issuable upon conversion of the Debentures or exercise of the Warrants are sometimes collectively referred to in this Agreement as the "Securities." The Common Stock issuable upon conversion of the Debentures and upon the exercise of the Warrants is sometimes referred to in this Agreement as the "Underlying Stock." Upon the terms and subject to the conditions set forth herein, the Subscriber hereby agrees to purchase, and the Company hereby agrees to issue and sell, the principal amount of Debentures and Warrants as set forth in Section 1.1. In consideration of the mutual promises, representations, warranties and conditions set forth hereto, and intending to be legally bound hereby, the Company and the Subscriber agree as follows:

            1.    Agreement to Subscribe; the Subscriber

            1.1 Purchase and Issuance of Securities. The undersigned hereby subscribes for (i) [$___] principal amount of Debentures (the "Subscriber's
Debentures"); (ii) [_____] Warrants (the "Initial Warrants"); (iii) [_____] Warrants (the "Second Warrants"); and (iv) [_____] Warrants (the "Third Warrants"; and together with the Initial Warrants and Second Warrants, the "Warrants").

            1.2 Closing. The closing of the purchase of the Debentures and the Warrants (the "Closing") shall occur on May 20, 1998 or such other date agreed to by the subscriber and the Company (the "Closing Date"); provided that (i) the purchase price has been delivered by the Subscriber to the Company, a mutually acceptable escrow agent or as otherwise agreed between the parties (in same day funds via a wire transfer pursuant to instructions previously delivered for such purpose), (ii) the Debentures subscribed for hereby shall have been executed, issued and delivered by the Company to Subscriber, a mutually acceptable escrow agent or as otherwise agreed between the parties, (iii) the Warrants shall have been executed, issued and delivered by the Company to Subscriber and (iv) the other conditions precedent to the obligations of the Subscriber and the Company set forth herein shall have been satisfied or waived by the other parties.

            1.3 Certain Representations of the Subscriber. The Subscriber is either purchasing the Securities for its own account or as an agent for a principal (under a discretionary or similar account), in which case all of the representations, warranties, covenants and agreements of the Subscriber herein shall be deemed to apply to such principal and not the Subscriber and to have been made by such principal and not by the Subscriber. In such case, the Subscriber so acting as agent represents and warrants that (a) its principals have confirmed to the Subscriber the accuracy of such representations and warranties with respect to its principals, and (b) the Subscriber has full authority to act on behalf of its principal in executing and delivering this Agreement and consummating the transactions contemplated hereby.

            1.4 Conditions Precedent to the Obligation of the Company to Issue and Sell the Securities. The obligation hereunder of the Company to issue and/or sell the Securities to the Subscriber is subject to the satisfaction, at or before the Closing, of each of the conditions set forth below. These conditions are for the Company's sole benefit and may be waived by the Company at any time in its sole discretion.

                  (a) Accuracy of the Subscriber's Representations and Warranties. The representations and warranties of the Subscriber shall be true and correct as of the date when made and in all material respects as of the Closing Date as though made at each such time.

                  (b) Performance by the Subscriber. The Subscriber shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Subscriber at or prior to the Closing.

                  (c)   No Injunction.  No statute, rule, regulation,  executive
order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction which prohibits or adversely effects any of the transactions contemplated by this Agreement, and no proceeding shall have been commenced which may have the effect of prohibiting or adversely affecting any of the transactions contemplated hereby.

            1.5 Conditions Precedent to the Obligation of the Subscriber to Purchase the Securities. The obligation of the Subscriber hereunder to acquire and pay for the Securities is subject to the satisfaction, at or before the Closing, of each of the following conditions. Each of these conditions is for the Subscriber's sole benefit and may be waived by the Subscriber at any time in its sole discretion.

                  (a) Accuracy of the Company's Representations and Warranties. The representations and warranties of the Company shall be true and correct as of the date when made and in all material respects as of the Closing Date as though made at each such time.

                  (b) Performance by the Company. The Company shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Company at or prior to the Closing.

                  (c)   No Injunction.  No statute, rule, regulation,  executive
order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction which prohibits or adversely effects any of the transactions contemplated by this Agreement, and no proceeding shall have been commenced which may have the effect of prohibiting or adversely affecting any of the transactions contemplated hereby.

                  (d) Adverse Changes. For the period from December 31, 1997 until Closing except as publicly disclosed since such date in Company filings pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act") issued or made prior to or on the date hereof listed on Schedule 1.5(d), no event shall have occurred or be threatened to occur which has had or is likely to have a material adverse effect on the business, operations, properties, prospects or condition (financial or otherwise) of the Company and its subsidiaries taken as a whole and/or any condition or situation which would prohibit or otherwise adversely interfere with the ability of the Company to enter into and perform its obligations under this Agreement, the Registration Rights Agreement (as hereinafter defined) and the Warrants (a "Material Adverse Effect").

                  (e) No Suspension of Trading in or Delisting of Common Stock. The trading in the Common Stock shall not have been suspended by the SEC or the National Association of Securities Dealers, Inc. (the "NASD") and the Company shall not have received any notice of or have any knowledge of pending or threatened suspension; the Common Stock shall not have been delisted from the NASDAQ National Market System ("NASDAQ") and the Company shall not have received any notice of or have any knowledge of any pending or threatened delisting; and, at the time of the Closing, trading in securities generally as reported by the NASDAQ shall not have been suspended or limited or minimum prices shall not have been established on securities whose trades are reported by the NASDAQ.

                  (f) Legal Opinion. The Company shall have delivered to the Subscriber opinions of Leonard W. Suroff, Corporate Counsel to the Company, and Parker Chapin Flattau & Klimpl, LLP, independent counsel to the Company, each in form and substance reasonably satisfactory to the Subscriber.

                  (g) Officer's Certificate. The Company shall have delivered to the Subscriber a certificate in form and substance reasonably satisfactory to the Subscriber, executed by an executive officer of the Company, to the effect that all the conditions to the Closing shall have been satisfied.

                  (h)   Registration  Rights  Agreement.  The  Company  and  the
Subscriber   shall  have  entered  into  the   Registration   Rights   Agreement
contemplated by Section 5.1 below.

                  (i) Reservation of Shares. The Company shall have reserved such number of Shares of Common Stock as is required pursuant to Section 5.2 hereof and shall have delivered to the Subscriber a certificate of the Secretary of the Company certifying as to (i) resolutions adopted by the Board of Directors of the Company authorizing and approving this Agreement, the Debentures, the Warrants, the Registration Rights Agreement and the transactions contemplated hereby and thereby, (ii) a true, complete, and correct copy of its Certificate of Incorporation, and (iii) a true, complete, and correct copy of its Bylaws.

            2.    Representations and Warranties of Subscriber

                  The Subscriber represents and warrants to the Company that:

            2.1 No Government Recommendation or Approval. The Subscriber understands that no United States federal or state agency or similar agency of any other country, has passed upon or made any recommendation or endorsement of the Company or the Offering of the Securities.

            2.2 Intent. The Subscriber is purchasing the Securities for investment, for its own account and not with a view towards distribution and the Subscriber has no present arrangement to sell the Securities to or through any person or entity; provided, however, that by making the representation herein, the Subscriber does not agree to hold the Securities for any minimum or other specific term and reserves the right to dispose of the Securities at any time in accordance with federal and state securities laws applicable to such disposition. The Subscriber understands that the Securities must be held indefinitely unless such Securities are subsequently registered under the Securities Act or an exemption from registration is available. The Subscriber has been advised of, and is knowledgeable concerning, the provisions of Rule 144 promulgated under the Securities Act.

            2.3. Sophisticated Investor. The Subscriber satisfies the definition of an "accredited investor" as set forth in Rule 501(a) of Regulation D and the Subscriber has such experience in business and financial matters that it is capable of evaluating the merits and risks of an investment in the Securities. The Subscriber acknowledges that the Securities are speculative and involve a high degree of risk.

            2.4. Independent Investigation. The Subscriber, in making the decision to purchase the Securities subscribed for hereunder, has relied upon an independent investigation made by it and/or its representatives and has not relied on any information or representations made by third parties or on any oral or written representations or assurances from the Company or any representative or agent of the Company other than as set forth in this Agreement, the Registration Rights Agreement, the Debentures, the Warrants, and the Company's periodic reports filed by the Company to date under the Exchange Act (the "Exchange Act Reports"). The Subscriber has had a reasonable opportunity to ask questions of, and receive answers from, the Company concerning the Company and the Offering. The Subscriber acknowledges that the price and terms of the Securities offered hereby have been determined by negotiation and does not necessarily bear any relationship to the assets, book value or potential performance of the Company or any other recognized criteria of value.

            2.5 Authority. This Agreement has been validly authorized, executed and delivered by the Subscriber and is a valid and binding agreement enforceable in accordance with its terms, subject to general principles of equity and to bankruptcy or other laws affecting the enforcement of creditors' rights generally.

            2.6 No Legal Advice from Company. The Subscriber acknowledges that it has had the opportunity to review this Agreement and the transactions contemplated by this Agreement with its own legal counsel and investment and tax advisors. Except for any statements or representations of the Company made in this Agreement, the Registration Rights Agreement, the Debentures, the Warrants, the Prior Public Disclosures and the legal opinion called for by Section 1.5(f) hereof, the Subscriber is relying solely on such counsel and advisors and not on any statements or representations of the Company or any of its representatives or agents for legal, tax or investment advice with respect to this investment, the transactions contemplated by this Agreement or the securities laws of any jurisdiction.

            2.7 No Brokers. The Subscriber has taken no action which would give rise to any claim by any person for brokerage commissions, finder's fees or similar payments by the Company relating to this Agreement or the transactions contemplated hereby.

            2.8 Not an Affiliate. The Subscriber is not an officer, director or "affiliate" (as that term is defined in Rule 405 of Securities Act) of the Company.

            2.9 Reliance on Representations and Warranties. The Subscriber understands that the Securities are being offered and sold to it in reliance on specific provisions of United States federal and state securities laws and that the Company is relying upon the truth and accuracy of the representations, warranties, agreements, acknowledgments and understandings of the Subscriber set forth in this Agreement in order to determine the applicability of such provisions.

            3.    Representations and Warranties of Company

                  The Company represents and warrants to the Subscriber that:

            3.1 Company Status. The Company has registered its Common Stock pursuant to Section 12(g) of the Exchange Act, is in compliance with all reporting requirements of the Exchange Act in all material respects, and has filed all required Exchange Act Reports during the past twelve months. The Company has maintained all requirements for the continued listing of its Common Stock, and such Common Stock is currently listed, on the NASDAQ and the Company is eligible to use Form S-3 under the Securities Act for resales of Common Stock by selling securityholders.

            3.2 Integrated Offering. Neither the Company, nor any of its affiliates, nor any person or entity acting on its or their behalf has, directly or indirectly, made any offers or sales of any security other than the Securities or solicited any offers to buy any security other than the Securities under circumstances that would require registration of any of the Securities under the Securities Act or cause the offering of the Securities pursuant to this Agreement to be integrated with prior offerings by the Company for purposes of the Securities Act or any applicable stockholder approval provisions, including, without limitation, under the rules and regulations of NASDAQ, nor will the Company or any of its subsidiaries take any action or steps that would require registration of the Securities under the Securities Act or cause the offering of the Securities to be integrated with other offerings.

            3.3 No Directed Selling Efforts or General Solicitation in Regard to this Transaction. Neither the Company nor any of its affiliates, nor any person acting on its or their behalf, has conducted any general solicitation or general advertising (as that term is used in Regulation D) with respect to any of the Securities, nor has it made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would require registration of the Securities under the Securities Act.

            3.4 Valid Issuance of Debentures and Capital Stock. The Company has an authorized capitalization consisting of 50,000,000 shares of Class A Common Stock, 3,000,000 shares of Class B Common Stock, par value $.001 per share and no preferred stock. The Company has issued and outstanding on the date hereof (a) 20,117,455 shares of Common Stock, and (b) 1,775,000 shares of Class B Common Stock. All of the issued shares of capital stock of the Company have been duly and validly authorized and issued, are fully paid and non-assessable; prior to the Closing Date, the authorized capitalization shall include the Securities; upon issuance of the Securities, the Securities will be duly and validly issued, fully paid and non-assessable; the shares of Underlying Stock issuable upon conversion or exercise of the Debentures and the Warrants, when issued and delivered in accordance with the terms of the Debentures and the Warrants, will be duly and validly issued, fully paid and non-assessable; the shares of Common Stock required to be reserved pursuant hereto have been duly reserved for issuance upon conversion of the Debentures and exercise of the Warrants; and the holders of outstanding capital stock of the Company are not and shall not be entitled to preemptive or other rights afforded by the Company to subscribe for the capital stock or other securities of the Company as a result of the sale of the Securities or the issuance of Underlying Stock upon the conversion or exercise thereof. Other than as set forth in this section, there are no other classes or series of preferred stock authorized, issued or reserved for issuance.

            3.5   Organization and  Qualification.  The Company is a corporation duly incorporated and existing in good standing under the laws of the State of Delaware and has the requisite corporate power to own its properties and assets and to carry on its business as now being conducted. The Company does not have any subsidiaries except as listed in Schedule 3.5 hereto. Each of the subsidiaries of the Company is a corporation duly incorporated and validly existing in good standing under the laws of the jurisdiction of its incorporation, has the requisite power to own its properties and assets and to carry on its respective business as now being conducted. The Company and each such subsidiary, if any, is duly qualified as a foreign corporation to do business and is in good standing in every jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary other than those in which the failure so to qualify would not have a Material Adverse Effect.

            3.6   Authorization;  Enforcement. (i) The Company has the requisite corporate power and authority to enter into and perform its obligations under this Agreement, the Debentures and the Registration Rights Agreement and to issue the Securities in accordance with the terms hereof and thereof, (ii) the execution, issuance and delivery of this Agreement, the Registration Rights Agreement, the Debentures and the Warrants by the Company and the consummation by it of the transactions contemplated hereby and thereby have been duly authorized by all necessary corporate action, and no further consent or authorization of the Company or its Board of Directors or stockholders is required, (iii) this Agreement has been, and on the Closing Date the Registration Rights Agreement, the Debentures and the Warrants will be, duly executed and delivered by the Company and (iv) this Agreement constitutes, and upon execution, issuance and delivery thereof the Registration Rights Agreement, the Debentures and the Warrants shall constitute valid and binding obligations of the Company enforceable against the Company in accordance with their respective terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, fraudulent conveyance, moratorium, reorganization or similar laws relating to, or affecting generally the enforcement of, creditors' rights and remedies or by equitable principles of general application and except as enforcement of rights to indemnity and contribution may be limited by federal and state securities laws or principles of public policy.

            3.7 Corporate Documents. The Company has furnished or made available to the Subscriber true, correct, and complete copies of (i) the Company's Certificate of Incorporation as in effect on the date hereof (the "Certificate of Incorporation"), and (ii) the Company's By-Laws, as in effect on the date hereof (the "By-Laws"), certified in each case by the Secretary of the Company.

            3.8 No Conflicts. The execution, delivery and performance of this Agreement, including the conversion of the Debentures into, and the exercise of the Warrants for, Common Stock of the Company, the Registration Rights Agreement, the Debentures and the Warrants by the Company and the consummation by the Company of the transactions contemplated hereby and thereby do not and will not (i) result in a violation of the Company's Certificate of Incorporation or By-Laws or (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Company or any of its subsidiaries is a party, or result in a violation of any federal, state, local or foreign law, rule, regulation, order, judgment or decree (including federal and state securities laws and regulations) applicable to the Company or any of its subsidiaries or by which any property or asset of the Company or any of its subsidiaries is bound or affected (except for such conflicts, defaults, terminations, amendments, accelerations, cancellations and violations as would not, individually or in the aggregate, have a Material Adverse Effect). The business of the Company and its subsidiaries is not being conducted in violation of any law, ordinance or regulations of any governmental or self-regulatory individual/entity, except for possible violations which either singly or in the aggregate do not and will not have a Material Adverse Effect. The Company is not required under federal, state or local law, rule or regulation to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental agency or self-regulatory entity in order for it to execute, deliver or perform any of its obligations under this Agreement, the Debentures, the Warrants or the Registration Rights Agreement or issue and sell the Securities in accordance with the terms hereof and thereof (other than any SEC, NASD or state securities filings which may be required to be made by the Company subsequent to the Closing, and any registration statement which may be filed pursuant hereto. The Company is in compliance and after issuing the Securities will be in compliance with the NASDAQ listing requirements including, but not limited to, Rule 4460(1) thereunder.

            3.9 Exchange Act Reports. The Company has timely filed all Exchange Act Reports required to be filed by it with the SEC during the past twelve months pursuant to the reporting requirements of the Exchange Act. The Company has delivered or made available to the Subscriber true and complete copies of the Exchange Act Reports (including, without limitation, proxy information and solicitation materials) filed for reporting periods on or after December 31, 1996. The Company has not provided to the Subscriber any information which, according to applicable law, rule or regulation, should have been disclosed publicly by the Company but which has not been so disclosed. As of their respective dates, the Exchange Act Reports covering periods on and after December 31, 1997 complied (and as of its effective date, the Registration Statement (as defined in Section 5.1 hereof) for the offer and sale of the Underlying Stock will comply) in all material respects with the requirements of the Exchange Act (or in the case of such Registration Statement, the Securities
Act) and the rules and regulations of the SEC promulgated thereunder and other applicable federal, state and local laws, rules and regulations, and none of the Exchange Act Reports covering periods on and after December 31, 1997 or otherwise incorporated by reference in the Registration Statement contained (and, as of its effective date, such Registration Statement will not contain) any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The financial statements of the Company included (or to be included) in the Exchange Act Reports referred to in the preceding sentence and incorporated by reference in the Registration Statement, comply as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC or other applicable rules and regulations with respect thereto. Such financial statements have been (or will be) prepared in accordance with generally accepted accounting principles applied on a consistent basis during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto or (ii) in the case of unaudited interim statements, to the extent they may not include footnotes or may be condensed or summary statements) and fairly present (or will fairly present) in all material respects the consolidated financial position of the Company as of the dates thereof and the consolidated results of operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments). No other information provided by or on behalf of the Company to the Subscriber which is not included in the Exchange Act Reports contains any untrue statement of a material fact or omits to state any material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

            3.10 No Material Adverse Change. Since December 31, 1997, the date of the Company's Form 10-K for the year ended December 31, 1997, a copy of which is included in the Exchange Act Reports, no Material Adverse Effect has occurred or exists with respect to the Company and its subsidiaries taken as a whole.

            3.11 Credit Facilities. Except for a credit facility in an amount that is less than $80,000 that Stellar Bio Systems, Inc. is a party to, neither the Company nor any of its subsidiaries is party to any revolving credit facilities or other financing arrangements.

            3.12 No Undisclosed Liabilities. The Company and its subsidiaries have no liabilities or obligations required to be disclosed in the Exchange Act Reports but not so disclosed in the Exchange Act Reports, other than those incurred in the ordinary course of the Company's or its subsidiaries' respective businesses since December 31, 1997 and which, individually or in the aggregate, do not or would not have a Material Adverse Effect on the Company and its subsidiaries taken as a whole.

            3.13 No Undisclosed Events or Circumstances. No event or circumstance has occurred or exists with respect to the Company or its subsidiaries or their respective business, properties, prospects, operations or financial condition, which, under applicable law, rule or regulation, requires public disclosure or announcement by the Company but which has not been so publicly announced or disclosed.

            3.14 No Brokers. The Company has taken no action which would give rise to any claim by any person for brokerage commissions, finder's fees or similar payments by the Subscriber relating to this Agreement or the transactions contemplated hereby other than with respect to Jesup & Lamont, the fees of which are the responsibility of and will entirely be paid by the Company.

            3.15 Effectiveness of SEC Filings. The SEC has not issued any stop order or other order suspending the effectiveness of any registration involving the Company or its subsidiaries.

            3.16 No Material Litigation Proceedings. Except as disclosed in the Exchange Act Reports, neither the Company nor any of its subsidiaries is a party to or the subject of any litigation, arbitration or other proceeding which if adversely determined would individually or in the aggregate have a Material Adverse Effect.

            3.17 Intellectual Property Rights. The Company and its subsidiaries own or possess adequate rights or licenses to use all trademarks, trade names, service marks, service marks registrations, service names, patents, patent rights, copyrights, inventions, licenses, trade secrets (collectively, the "Intellectual Property Rights") and rights necessary to conduct their respective businesses as now conducted. The Company and its subsidiaries do not have any knowledge of any infringement by the Company or its subsidiaries of any Intellectual Property Rights or other similar rights of others, and there is no claim, action or proceeding being made or brought against, or being threatened against, the Company or any of its subsidiaries regarding any Intellectual Property Rights or other infringement; and the Company and its subsidiaries are unaware of any facts or circumstances which might give rise to any of the foregoing.

            4.    Covenants of the Subscriber

            4.1 Resales. The Subscriber shall not make any offers or sales of the Securities other than pursuant to a registration statement under the Securities Act or pursuant to an exemption from registration under the Securities Act. The Subscriber will comply with applicable prospectus delivery requirements.

            4.2 Low Trades. The Subscriber covenants and agrees that it will not during (x) the period commencing on the Closing Date and terminating on the first anniversary of the Closing Date and (y) during any Common Stock Valuation Period (as defined in the Debentures) enter into any transactions on NASDAQ in connection with the Common Stock the effect of which is to hedge Subscriber's risk in connection with the Debentures, including short sales, swaps and purchases of puts (collectively, "Hedging Restrictions"); provided however that the Hedging Restrictions shall not be applicable (i) in connection with transactions relating to the Underlying Stock received in connection with the conversion of the Debentures or exercise of the Warrants, (ii) to hedging transactions at a price equal to or greater than $2.0672 per share (subject to adjustment for stock splits, combinations, recapitalizations, reclassifications or similar occurrences), (iii) if the Registration Statement is not declared effective within 120 days after the Closing Date, (iv) if the Common Stock trades at a level equal to or less than $1.00 per share (subject to adjustment for stock splits, combinations, recapitalizations, reclassifications or similar occurrences) or (v) if the Company completes any Further Issuances (as such term is defined in Section 5.10 hereof) the terms of which do not contain any hedging restrictions; provided further, however, that if the Company completes any Further Issuances the terms of which contain hedging restrictions that in the reasonable judgment of Subscriber are less restrictive to the holders than the hedging restrictions contained herein the Subscriber shall have an option, to be exercised by delivery of written notice to the Company within thirty (30) days of the Company's notice, as set forth in the following sentence, of the closing date of such Further Issuances, to have the terms of the hedging restrictions set forth in such Further Issuances replace the hedging restrictions set forth herein. The Company shall provide written notice of such Further Issuance to Holder promptly after the Closing of such Further Issuance. Any short sales, swaps, purchases of puts or other hedging activities that involve the direct or indirect use of Common Stock shall be done in accordance with applicable law.

            5.    Covenants of the Company

            5.1 Registration Rights. The Company will file within sixty (60) days of the Closing Date and use its best efforts to cause to become effective, as promptly as possible, but in no event later than one hundred twenty (120) days after the Closing Date, a registration statement ("Registration Statement") on Form S-3 under the Securities Act (or in the event that the Company is ineligible to use such form, such other form, as consented to by a majority of the outstanding Debentures (which consent shall not be unreasonably withheld), available for use by the Company under the Securities Act) covering the offer and resale of the Underlying Stock and shall take all action necessary to qualify the Underlying Stock under all applicable state "blue sky" laws, in accordance with terms of the Registration Rights Agreement (the "Registration Rights Agreement") in the form of EXHIBIT C hereto, which the Company and the Subscriber shall enter into at the Closing.

            5.2 Reservation of Common Stock. As of the date hereof, the Company has reserved and the Company shall continue to reserve and keep available at all times, free of preemptive rights, (i) a number of shares of Common Stock equal to (a) the Conversion Limit as defined in the Debenture for the purpose of enabling the Company to satisfy its obligation to issue shares of its Common Stock upon conversion of the Debentures or (b) if the stockholders of the Company give their approval (the "Stockholder Approval") for issuances of Common Stock in excess of the Conversion Limit, a number of shares of Common Stock sufficient to enable the Company to satisfy its obligations to issue shares of its Common Stock upon conversion of all outstanding Debentures, plus
(ii) a number of shares of Common Stock sufficient to enable the Company to satisfy its obligations to issue shares of its Common Stock upon exercise of all outstanding Warrants. The number of shares so reserved may be reduced, but only if the Stockholder Approval is not received, by the number of shares actually delivered pursuant to conversion of Debentures and exercise of Warrants and the number of shares so reserved shall be adjusted to reflect stock splits and stock dividends and distributions.

            5.3 Listing of Underlying Stock. The Company hereby agrees, promptly following the Closing of the transactions contemplated by this Agreement, to take such action to cause the Underlying Stock to be listed on NASDAQ as promptly as possible but no later than the effective date of the Registration Statement referred to in Section 5.1. The Company further agrees, if the Company applies to have the Common Stock traded on any other principal stock exchange or market, that it will include in such application the Underlying Stock and will take such other action as is necessary to cause the Underlying Stock to be listed on such other exchange or market as promptly as possible.

            5.4 Exchange Act Registration. Until all Debentures and Warrants are no longer outstanding (whether by reason of conversion, exercise, redemption, repurchase or otherwise) and for a period of two years after the last conversion of Debentures or exercise of Warrants the Company will cause its Common Stock to continue to be registered under Section 12(g), or to be registered under Section 12(b), of the Exchange Act, will comply in all respects with its reporting and filing obligations under the Exchange Act and Securities Act, and will not take any action or file any document (whether or not permitted by said Acts or the rules thereunder) to terminate or suspend such registration or to terminate or suspend its reporting and filing obligations under said Acts. The Company will take all action necessary to continue the listing and trading of its Common Stock on NASDAQ and will comply in all respects with the Company's reporting, filing and other obligations under the bylaws or rules of the NASD and NASDAQ.

            5.5 Corporate Existence. Except as otherwise specifically contemplated in the Debentures, Warrants or this Agreement, until all Debentures and Warrants are no longer outstanding (whether by reason of conversion, exercise, redemption, repurchase or otherwise) and for a period of two years after the last conversion of Debentures or exercise of Warrants the Company will take all steps necessary to preserve and continue the corporate existence of the Company.

            5.6 Form D. The Company agrees to file a Form D with respect to the Securities as required under and in compliance with Regulation D of the Exchange Act and provide a copy thereof to the Subscriber promptly after such filing.

            5.7 Dividends and Distributions. Until the delivery by the Company to the Subscriber of all shares of Common Stock upon conversion of the Debentures or all sums of cash upon redemption or repayment of the Debentures, as applicable, such that after such delivery upon any such conversion, redemption or repayment no more than 10% of the Initial Outstanding Principal Amount (as defined in the Debentures) of the Debentures remain outstanding, the Company shall not make or fix a record date for the determination of holders of Common Stock or other securities entitled to receive a dividend or other distribution (special or otherwise).

            5.8 Certain Acquisitions. Until the delivery by the Company to the Subscriber of all shares of Common Stock upon conversion of the Debentures or all sums of cash upon redemption or repayment of the Debentures, as applicable, such that after such delivery upon any such conversion, redemption or repayment no more than 10% of the Initial Outstanding Principal Amount (as defined in the Debentures) of the Debentures remain outstanding, the Company will not effect any acquisition of any business, whether through acquisition of assets or securities, unless either (i) the earnings before interest, taxes, depreciation and amortization ("EBITDA") of such acquired business for such acquired business's most recent four fiscal quarters completed prior to the date on which the agreement for such acquisition is entered into is at least $1 or (ii) the Company's projected net cash provided by or used for operating activities of the Company and its subsidiaries on a consolidated basis (including such acquired business) for the first six full calendar months following such acquisition (based on the historical burn rate of the Company and its subsidiaries on a consolidated basis (including such acquired business) for the six full calendar months prior to such acquisition) evidences either that at least $1 will be provided by operating activities or that the net amount of cash used in operating activities will not exceed the Company's and such acquired business's estimated cash position at the beginning of such six month period.

            5.9 Lock-up and Right of First Refusal. (a) Until such time as the Registration Statement is declared effective by the Securities and Exchange Commission, the Company shall not issue or sell any shares of its Common Stock or any of its securities which are convertible into or exchangeable for its Common Stock or any convertible security, or any warrants or other rights to subscribe for or to purchase or any options for the purchase of its Common Stock (other than (w) shares or options issued or which may be issued pursuant to Company employee, officer, director or consultant stock or option or similar equity-based compensation plans now or hereafter in effect, (x) securities which are convertible into or exchangeable for Common Stock, options, warrants or rights outstanding on the Closing Date reflected in the Exchange Act Reports,
(y) shares issued to complete payment of the purchase price for Stellar Bio Systems, Inc. as reflected in the Exchange Act Reports and (z) shares or other securities, options, warrants and rights in connection with a business acquisition, joint venture, licensing arrangement or other non-capital raising purpose which issuances are of Restricted Securities (as such term is defined in Rule 144 of the Act)) whether singly or together with other securities (the foregoing issuances are collectively referred to herein as "Further Issuances").

                  (b) In the event that at any time or from time to time during the one hundred eighty (180) day period immediately following the Closing Date, the Company proposes any Further Issuances at an effective purchase price per Common Share which is at a discount to the Market Price for Shares of Common Stock (as defined in the Debentures) on the trading day immediately preceding the date the Company's Board of Directors authorizes such issuance, then the Company shall give written notice (the "Proposal Notice") to the Subscriber of such proposed issuance, specifying the terms thereof in reasonable detail, and the Subscriber shall have the right, exercisable by written notice delivered within 30 days of the date of receipt by the Subscriber of the Proposal Notice, to subscribe for and purchase all (but not less than all) of the Common Stock or other securities proposed to be issued, on terms and conditions no less favorable to the Subscriber than as those specified in the Proposal Notice.

            6.    Legends; Subsequent Transfer of Securities; Denominations

            6.1 Legend. The Company will issue one or more securities purchased by the Subscriber in the name of the Subscriber and in such denominations to be specified by the Subscriber prior to (or from time to time subsequent to) Closing. The Debentures, and any shares of Common Stock issued upon conversion thereof prior to the effectiveness of the Registration Statement, will bear the following legend (the "Legend"), and appropriate "stop transfer" instructions:

THE OFFER AND SALE OF THE SECURITIES EVIDENCED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS, AND THE SECURITIES EVIDENCED HEREBY MAY NOT BE SOLD OR OFFERED FOR SALE EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT AS TO THE SECURITIES UNDER SAID ACT AND ANY APPLICABLE STATE SECURITIES LAWS OR PURSUANT TO AN AVAILABLE EXEMPTION FROM SUCH REGISTRATION REQUIREMENTS.

            Following the effectiveness of the Registration Statement, the Company will promptly instruct its transfer agent to remove the Legend and "stop transfer" instructions from any of the Underlying Stock. In addition, and if applicable, the Company shall reissue certificates representing the Securities without the Legend and "stop transfer" instructions at such time as (i) the Holder thereof is permitted to dispose of such Securities pursuant to Rule 144(k) under the Securities Act or (ii) the Securities are sold to a purchaser or purchasers in a transaction registered under the Securities Act.

            6.2 No Other Legend or Stock Transfer Instructions. No legend has been or shall be placed on the certificates representing the Securities and no stock transfer instructions have been or shall be given to the Company's transfer agent with respect thereto other than as set forth in this Section 6.

            6.3 Subscriber's Compliance. Nothing in this Section 6 shall affect in any way the Subscriber's obligations and agreement to comply with all applicable securities laws upon resale of the Securities.

            7.    Governing Law; Jurisdiction; Waiver of Jury Trial

                  This Agreement shall be governed by and construed in accordance with the laws of the State of New York without regard to principles of conflicts of law or choice of law (other than Section 5-1401 of the New York General Obligations Law which section shall apply hereto), except to the extent the law of Delaware regulates the Company's issuance of securities. The Company and the Subscriber hereby agree that all actions or proceedings arising directly or indirectly from or in connection with this Agreement shall be litigated only in the Supreme Court of the State of New York or the United States District Court for the Southern District of New York located in New York County, New York. The Company and the Subscriber consent to the jurisdiction and venue of the foregoing courts and consent that any process or notice of motion or other application to either of said courts or a judge thereof may be served inside or outside the State of New York or the Southern District of New York by registered mail, return receipt requested, directed to the such party at its address set forth herein (and service so made shall be deemed complete five (5) days after the same has been posted as aforesaid) or by personal service or in such other manner as may be permissible under the rules of said courts. The parties hereto hereby waive any right to a jury trial in connection with any litigation pursuant to this Agreement and the transactions contemplated hereby.

            8.    Assignment; Entire Agreement; Amendment

            8.1 Assignment. Neither this Agreement nor any rights hereunder may be assigned by any party to any other person other than by Subscriber to a person agreeing to be bound by the terms hereof. The Debentures and the Registration Rights Agreement shall inure to the benefit of, and be enforceable by, any transferee of any of the Securities purchased by the Subscriber hereunder with respect to the Securities held by such person.

            8.2   Entire Agreement;  Amendment.  This Agreement, the Debentures,
the Registration Rights Agreement, the Warrants and the other documents delivered pursuant hereto and thereto constitute the full and entire understanding and agreement between the parties with regard to the subject matter hereof and thereof, and no party shall be liable or bound to any other party in any manner by any warranties, representations or covenants except as specifically set forth in this Agreement or therein. Except as expressly provided in this Agreement, neither this Agreement nor any term hereof may be amended, waived, discharged or terminated other than by a written instrument signed by the party against whom enforcement of any such amendment, waiver, discharge or termination is sought.

            9.    Publicity

                  The Company agrees that it will not disclose, and will not include in any public announcement, the name or any information in respect of the Subscriber without the Subscriber's prior expressed written consent, unless and until such disclosure is required by law or applicable regulation, and then only to the extent of such requirement. Except as may be required by law, the Company and the Subscriber shall consult with each other before issuing any press release or otherwise making any public statements with respect to this Agreement and shall not issue any such press release or make any such public statement prior to such consultation. The press release annexed hereto as Exhibit "D" is acceptable to all parties.

            10.   Notices, Etc.; Expenses; Indemnity

            10.1 Notices. Unless otherwise provided herein, any notice or other communication to a party hereunder shall be sufficiently given if in writing and personally delivered or sent by facsimile with copy sent in another manner herein provided or sent by courier (which for all purposes of this Agreement shall include Federal Express, UPS or other recognized overnight courier) or mailed to said party by certified mail, return receipt requested, at its address provided for herein or such other address as either may designate for itself in such notice to the other and communications shall be deemed to have been received when delivered personally on the scheduled arrival date when sent by next day or 2-day courier service or if sent by facsimile upon receipt of confirmation of transmittal or if sent by mail then three days after deposit in the mail.

            10.2 Costs and Expenses. The Company shall be responsible for the Subscriber's actual and reasonable costs and expenses, due and payable at Closing, (including legal fees and expenses) incurred in entering into this Agreement and the transactions contemplated hereby but not to exceed $15,000 in the aggregate for all Subscribers of all Debentures.

            10.3 Indemnification. Each party shall indemnify the other against any loss, cost or damages (including reasonable attorney's fees and expenses) incurred as a result of such parties' breach of any representation, warranty, covenant or agreement in this Agreement.

            11.   Counterparts

                  This Agreement may be executed in any number of counterparts, each of which shall be enforceable against the parties actually executing such counterparts, and all of which together shall constitute one instrument.

            12.   Survival; Severability

                  The representations, warranties, covenants and agreements of the parties hereto shall survive the Closing notwithstanding any due diligence investigation conducted by or on behalf of the Subscriber. In the event that any provision of this Agreement becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Agreement shall continue in full force and effect without said provision; provided that no such severability shall be effective if it materially changes the economic benefit of this Agreement to any party.

            13.   Titles and Subtitles

                  The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

                            [SIGNATURE PAGE FOLLOWS]

Subscriber's Representative                         Name of the Subscriber:

[________________________________]

By: [____________________]
    Its: [____________]
         By: _______________________________
         [_____________]
         [_____________]

Date of Subscription: [____________________]

Place of Execution: [____________________]

Place of Organization or Citizenship: [____________________]

Place of Residency and/or Principal Place of Business

[____________________]
Telephone: [____________________]
Fax: [____________________]

THIS SUBSCRIPTION IS ACCEPTED BY THE COMPANY ON THE 20TH DAY OF MAY, 1998. AMERICAN BIOGENETIC SCIENCES, INC.

By:    /s/ Josef C. Schoell
   ---------------------------
Name:  Josef C. Schoell
Title:    Vice President Finance - CFO
Address:    1375 Akron Street
            Copiague, NY 11726
Telephone:  516-789-2600
Facsimile:  516-789-1669

                                    EXHIBIT A

                                FORM OF DEBENTURE

                                   EXHIBIT B

                     FORM OF COMMON STOCK PURCHASE WARRANT

                                    EXHIBIT C

                      FORM OF REGISTRATION RIGHTS AGREEMENT

                                    EXHIBIT D

                                  PRESS RELEASE